UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Alphatec Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 Camino Vida Roble
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 431-9286

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2025, Alphatec Holdings, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of its stock from 220,000,000 to 420,000,000 and of its common stock from 200,000,000 to 400,000,000. A detailed description of the Amendment is contained in the definitive proxy statement for the Annual Meeting, filed pursuant to Schedule 14A with the Securities and Exchange Commission on April 25, 2025, and as further supplemented on May 8, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The Company’s Board of Directors previously approved the Amendment, subject to and conditioned upon stockholder approval at the Annual Meeting. The Amendment was filed with the Secretary of State of the State of Delaware on, and is effective as of, June 12, 2025. A copy of the Amendment is attached hereto as Exhibit 3.1.

The description of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment attached hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, the Company held its Annual Meeting. The Proxy Statement describes in detail each of the five proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. As of April 16, 2025, the record date of the Annual Meeting, there were 146,118,365 issued and outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 114,030,387 shares of the Company’s common stock were represented in person or by proxy. The final results for the votes cast with respect to each Proposal are set forth below.

Proposal 1

The stockholders elected each of Mortimer Berkowitz III, Quentin Blackford, David Demski, Karen K. McGinnis, Patrick S. Miles, David R. Pelizzon, Jeffrey P. Rydin, Keith Valentine, and Ward W. Woods to serve on the Company’s Board of Directors for a term of one year until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mortimer Berkowitz III	68,641,625	20,108,760	25,280,001
Quentin Blackford	82,773,911	5,976,474	25,280,001
David Demski	84,004,240	4,746,145	25,280,001
Karen K. McGinnis	82,740,596	6,009,789	25,280,001
Patrick S. Miles	83,424,425	5,325,959	25,280,001
David R. Pelizzon	84,267,334	4,483,051	25,280,001
Jeffrey P. Rydin	84,274,394	4,475,991	25,280,001
Keith Valentine	83,804,366	4,946,019	25,280,001
Ward W. Woods	84,025,796	4,724,589	25,280,001

Proposal 2

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,777,252	214,296	38,839	—

Proposal 3

The stockholders approved the amendment of the Company’s 2016 Equity Incentive Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,622,353	30,063,328	64,704	25,280,001

Proposal 4

The stockholders approved the amendment of the Company’s Certificate of Incorporation by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,951,711	5,745,297	53,376	25,280,001

Proposal 5

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,619,803	6,064,612	65,969	25,280,001

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to the Alphatec Holdings, Inc. Amended and Restated Certificate of Incorporation
10.1	Seventh Amendment to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Date:	June 13, 2025	By:	/s/ J. Todd Koning
Executive Vice President and Chief Financial Officer